SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 06, 2005


                                 FUELNATION INC.

         Florida                        1-12350                 65-0827283
         -------                        -------                 ----------
 (State or Other Jurisdiction       (Commission File          (IRS Employer
       Of Incorporation)                  Number)         Identification Number)

                              4121 SW 47th Avenue,
                                   Suite 1301
                                 Davie, FL 33314

        Registrant's telephone number, including area code: 954-587-3775

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 18, 2005, the company's wholly owned subsidiary, Leman Energy Trading, Inc. (LEMAN), entered into a contract with ACACIA GROUP CONSTRUCTION CO (ACACIA), Iraq, to take assignment and contract directly with the REPUBLIC OF IRAQ and its MINISTRY OF OIL and its STATE OIL MARKETING (SOMO) to purchase Fuel Oil in the monthly quantity of (twenty thousand tons), automatically renewable monthly. LEMAN has been granted the sole right of acting regarding this above-mentioned quantity, which has been contracted between ACACIA and SOMO related to the Ministry of Oil. LEMAN has also been granted the right of signing on behalf of ACACIA regarding this above-mentioned quantity.
In addition, On December 22, 2005, FuelNation on behalf of its wholly owned subsidiary Leman Energy Trading, Inc. (LEMAN) has paid the performance obligation to the MINISTRY OF OIL and its STATE OIL MARKETING (SOMO) for an additional Fuel Oil contract in the monthly quantity of (ten thousand tons), automatically renewable monthly. This contract is direct between the REPUBLIC OF IRAQ and its MINISTRY OF OIL and its STATE OIL MARKETING (SOMO), and our subsidiary Leman Energy Trading, Inc.

BACKGROUND:

Our Executive Manager in Iraq: Dr. Waleed AbdulMalek Alrawi, holds a Bachelors Degree and a Masters Degree in Military Science and completed his PHD in Islamic History in December 2004. Dr. Waleed AbdulMalek Alrawi, has maintained several positions in the military for the Iraq Government and recently retired from his position in April 2003 as the Secretary of the Minister of Defense. Dr. Waleed AbdulMalek Alrawi, is currently in fulltime employment and represents FuelNation and its wholly owned subsidiary Leman Energy Trading, Inc. to procure contracts and assist with the redevelopment of Iraq.

In Dr. Waleed AbdulMalek Alrawi's capacity as Executive manager, we have successfully positioned FuelNation and Leman Energy Trading, Inc. to procure contracts and assist with the redevelopment of Iraq through foreign investment. We are actively negotiating to supply gasoline and diesel to the Iraq government and have been selected to develop several energy projects in Iraq.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             None.

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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 23, 2005                   FUELNATION INC.

                                          By: /s/ Christopher Robert Salmonson
                                                  ----------------------------
                                          Christopher Robert Salmonson
                                          Chief Executive Officer


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